UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2005

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Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-118246	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1010 Northern Boulevard, Suite 314 Great Neck, NY 10121		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02	Unregistered Sales of Equity Securities

On December 27, 2005, Feldman Mall Properties, Inc. issued a press release announcing the purchase of a leasehold interest from a subsidiary of Kimco Realty Corp. (the “Recipient”) and the issuance of 369,375 restricted shares of common stock (which are subject to a one-year lock-up) to the Recipient on December 23, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this filing made pursuant to Item 3.02 of Form 8-K. The shares of common stock were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder, because the Recipient is an “accredited investor” as such term in defined in Regulation D under the Securities Act.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release regarding purchase of leasehold interest and issuance of 369,375 shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

Date: June 30, 2006	By:	/s/ Thomas Wirth
Thomas Wirth
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release regarding purchase of leasehold interest and issuance of 369,375 shares of common stock.